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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 20, 2008

                           --------------------------

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

            NEVADA                        0-23511               87-0573331
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or Organization)         File Number)         Identification No.)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

   (e) Effective March 21, 2008, Integrated Healthcare Holdings, Inc. (the Company) amended the employment agreement of Steven R. Blake, Chief Financial Officer (principal financial officer) of the Company, to increase his base salary from $350,000 per year to $422,000 per year. Additionally, Mr. Blake's title was expanded to Executive Vice President of Finance and Chief Financial Officer. The amended agreement was executed on May 20, 2008.

         Effective May 6, 2008, Integrated Healthcare Holdings, Inc. (the Company) amended the employment agreement of Daniel J. Brothman, Senior Vice President of Operations of the Company, to increase his base salary from $350,000 per year to $422,000 per year. Additionally, Mr. Brothman's title was changed from Senior Vice President of Operations to Chief Operating Officer. The amended agreement was executed on May 22, 2008.

         The forms of Mr. Blake's and Mr. Brothman's amended employment agreements are furnished as exhibits to this Report. The preceding descriptions of the amendments should be read in conjunction with the exhibits filed herewith.

         A copy of the press release announcing the appointment of the chief operating officer of the Company is attached as an exhibit hereto.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

   (d)   Exhibits

EXHIBIT
NUMBER                                 DESCRIPTION

99.1 Amended Employment Agreement between Integrated Healthcare Holdings, Inc. and Steven R. Blake.

99.2 Amended Employment Agreement between Integrated Healthcare Holdings, Inc. and Daniel J. Brothman.

99.3 Press release announcing the appointment of the chief operating officer of the Company


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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2008

                                    INTEGRATED HEALTHCARE HOLDINGS, INC.

                                    By: /s/ Bruce Mogel
                                        -----------------------------------
                                        Bruce Mogel
                                        Chief Executive Officer


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